Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“TCJA”). The TCJA makes broad and complex changes to the U.S. tax code, including, but not limited to, reducing the U.S. federal corporate tax rate from 35% to 21%.
The SEC staff issued Staff Accounting Bulletin No. 118 ("SAB 118"), which provides guidance on accounting for the tax effects of the TCJA. SAB 118 provides a measurement period that should not extend beyond one year from the TCJA enactment date for companies to complete the accounting under Financial Accounting Standards Board - Accounting Standard Codification No. 740 - Income Taxes ("ASC 740"). In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the TCJA is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the TCJA.
In connection with the initial analysis of the impact of the TCJA, the Company recorded discrete net tax expense of $4.5 million for the corporate rate reduction in the period ending December 31, 2017 related to the re-valuation of its net deferred tax assets as of the enactment date of the TCJA. For various reasons, the Company has not completed accounting for the income tax effects of certain elements of the TCJA. If the Company was able to make reasonable estimates of the impact of elements for which the analysis is not yet complete, the Company recorded provisional adjustments. If the Company was not yet able to make reasonable estimates of the impact of certain elements, the Company did not record any adjustments related to those elements and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before the TCJA.
Although the accounting for the following elements of the TCJA is incomplete the Company has been able to make reasonable estimates of certain effects and, therefore, recorded provisional adjustments as follows:
Reduction of U.S. federal corporate tax rate: The TCJA reduces the corporate tax rate to 21%, effective January 1, 2018. For deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”), the Company recorded a net provisional increase of $4.5 million to deferred income tax expense for the year ended December 31, 2017. While the Company is able to make a reasonable estimate of the impact of the reduction in corporate rate, the amount may be impacted by other analyses related to the TCJA, including, but not limited to federal temporary differences.
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred tax expense follows:

	Year Ended December 31,
	2017	2016	2015
Current (benefit) expense	$(3.3)	$271.4	$29.8
Deferred expense (benefit)	49.5	(65.2)	11.2
Total income tax expense	$46.2	$206.2	$41.0

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2017	2016	2015
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(1.2)%	(0.3)%	(1.7)%
TCJA net deferred tax asset revaluation	3.6%	—%	—%
Capital contribution from affiliated entity impacting taxable income	—%	3.7%	—%
Goodwill	—%	1.2%	—%
Nondeductible health insurer fee	—%	0.5%	2.3%
Change in liability for prior years' taxes	(0.5)%	—%	0.5%
Other	0.1%	(0.1)%	(0.5)%
Effective income tax rate	37.0%	40.0%	35.6%
The Company's unrecognized tax benefits as of and for each of the years ended December 31, 2017, 2016 and 2015 were less than $1.0 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2009.

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2017	2016
Deferred tax assets:
Deferred gain on disposal of businesses	$22.0	$70.2
Deferred acquisition costs	13.3	22.8
Investments, net	5.7	17.2
Policyholder and separate account reserves	7.1	13.3
Employee and Post-Retirement Benefits	2.8	4.6
Total deferred tax assets (1)	50.9	128.1
Deferred tax liabilities:
Net unrealized appreciation on securities	(42.6)	(57.9)
Other	(1.4)	(0.7)
Total deferred tax liabilities (1)	(44.0)	(58.6)
Net deferred income tax assets	$6.9	$69.5

(1) 2017 reflects the reduction of deferred tax assets and liabilities following the enactment of TCJA.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2017, the Company had no net operating loss, capital loss, or tax credit carryforwards for U.S. federal income tax purposes.